SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2014

CAPNIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3 Twin Dolphin Drive, Suite 160

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

The initial public offering (the “IPO”) of units of Capnia, Inc., a Delaware corporation (“Capnia” or the “Company”), closed on November 18, 2014, in which 1,650,000 units (the “Units”) were sold to the public at a price of $6.50 per unit. Each Unit represented, and, immediately upon issuance, separated into one share of common stock, one series A warrant to purchase one share of common stock (each a “Series A Warrant”), and one series B warrant to purchase one share of common stock (each a “Series B Warrant”). In addition, the underwriters purchased 247,500 Series A Warrants and 247,500 Series B Warrants (together with the Series A Warrants, the “Option Warrants”) pursuant to an overallotment option. Forms of the Series A Warrant Agreement and the Series B Warrant Agreement as entered into to effect the purchase by the public and the underwriters of an aggregate total of 1,897,500 Series A Warrants and 1,897,500 Series B Warrants are filed herewith as exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The specimen Series A Warrant certificate and the specimen Series B warrant certificate are filed herewith as exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

A holder of the Series B Warrant may exercise the warrant in part or full with respect to a Market Price Cashless Exercise, as defined in the Series B Warrant Agreement, pursuant to the provisions of the Series B Warrant Agreement, however, such holder may not sell on any day shares acquired pursuant Market Price Cashless Exercise in excess of 12.5% of the aggregate trading volume for the Company’s common stock on the NASDAQ Capital Market on that day. The holder may avail itself of Market Price Cashless Exercise, as defined in the Series B Warrant Agreement, regardless of whether there is an effective registration statement covering the Series B Warrants and the shares of common stock into which the Series B Warrants are exercisable.

ITEM 8.01.	Other Events.

On November 13, 2014, the Company issued a press release announcing the pricing of the IPO. A copy of the press release is attached hereto as Exhibit 99.1.

On November 18, 2014, the Company issued a press release announcing the closing of the IPO. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Series A Warrant Agreement.

10.2	Series B Warrant Agreement.

10.3(1)	Specimen Series A Warrant Certificate.

10.4	Specimen Series B Warrant Certificate.

99.1	Press Release dated November 13, 2014.

99.2	Press Release dated November 18, 2014.

(1)	Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-196635), filed with the Securities and Exchange Commission on November 12, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPNIA, INC.
Date: November 18, 2014
	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Series A Warrant Agreement.

10.2	Series B Warrant Agreement.

10.3(1)	Specimen Series A Warrant Certificate.

10.4	Specimen Series B Warrant Certificate.

99.1	Press Release dated November 13, 2014.

99.2	Press Release dated November 18, 2014.

(1)	Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-196635), filed with the Securities and Exchange Commission on November 12, 2014, and incorporated herein by reference.